Exhibit 99.1

SCAN TO VIEW MATERIALS & VOTE PIONEER NATURAL RESOURCES COMPANY VOTE BY INTERNET 777 HIDDEN RIDGE Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above IRVING, TX 75038 Use the Internet to transmit your voting instructions and for electronic delivery of information. ATTN: CORPORATE COMMUNICATIONS Vote by 10:59 p.m. Central Time on [TBD] for shares held directly and by 10:59 p.m. Central Time on [TBD] for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/[TBD] You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 10:59 p.m. Central Time on [TBD] for shares held directly and by 10:59 p.m. Central Time on [TBD] for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V26257-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PIONEER NATURAL RESOURCES COMPANY THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1 AND 2. For Against Abstain 1. The Merger Agreement Proposal: To adopt the Agreement and Plan of Merger, dated October 10, 2023, among ! ! ! Exxon Mobil Corporation, SPQR, LLC and Pioneer Natural Resources Company. ! ! ! 2. The Advisory Compensation Proposal: To approve, on an advisory basis, the compensation that may be paid or become payable to Pioneer’s named executive officers that is based on or otherwise related to the merger. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in full corporate or partnership name by duly authorized officer and give title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V26258-TBD PIONEER NATURAL RESOURCES COMPANY Special Meeting of Stockholders [TBD] [TBD] AM Central time This proxy is solicited by the Board of Directors The undersigned hereby appoints Richard P. Dealy, Mark H. Kleinman and Neal H. Shah, and each of them, as attorneys in fact and proxies with full power of substitution and revocation as to each of them, to represent the undersigned and to vote, as designated on the reverse side of this form, all the shares of common stock of Pioneer Natural Resources Company that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on [TBD], and any adjournment or postponement thereof, upon the matters set forth on the reverse side and, in their discretion, upon any other business that may properly come before the meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. PIONEER NATURAL RESOURCES USA, INC. 401(k) PLAN TO: THE VANGUARD FIDUCIARY TRUST COMPANY, TRUSTEE FOR THE EMPLOYER MATCHING CONTRIBUTION (STOCK ACCOUNT) OF THE PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING PLAN In connection with the proxy materials I received relating to the Special Meeting of Stockholders of Pioneer Natural Resources Company to be held on [TBD], I direct you to execute a proxy with respect to all shares of common stock of Pioneer to which I have the right to give voting instructions under the 401(k) plan upon the matters set forth on the reverse side of this form, as designated on the reverse side and, in their discretion, upon any other business that may properly come before the meeting or any adjournment or postponement thereof. I understand you will hold these instructions strictly confidential. Continued and to be signed on reverse side